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                         MFS GOVERNMENT SECURITIES FUND

                      Supplement to the Current Prospectus


         The section of the Prospectus entitled, "Expense Summary" is hereby revised as follows:

1.       EXPENSE SUMMARY

Shareholder Transaction Expenses:             Class A     Class B     Class C

  Maximum Initial Sales Charge Imposed on
   Purchases of Fund Shares (as a
   percentage of offering price)............   4.75%       0.00%       0.00%
  Maximum Contingent Deferred Sales Charge
   (as a percentage of original purchase
   price or redemption proceeds, as
   applicable)..............................See Below1     4.00%       1.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

  Management Fees (after expense
   limitation) 2............................   0.30%       0.30%       0.30%
  Rule 12b-1 Fees...........................   0.35%3      1.00%4      1.00%4
  Other Expenses5...........................   0.30%       0.30%       0.30%
                                               -----       -----       -----
  Total Operating Expenses (after expense
   limitation)6.............................   0.95%       1.60%       1.60%
--------------------------
1. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").
2. As of April 1, 1997, the Adviser voluntarily reduced the management fee to 0.30% per annum of the Fund's average daily net assets for an indefinite period of time. Prior to that date, the Adviser voluntarily reduced the management fee to 0.25% of the Fund's average daily net assets. Absent this reduction, the management fee would have been 0.40%.
3. The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses under the Distribution Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Distribution Plan" in the Prospectus.)
4. The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Distribution Plan" in the Prospectus.)
5. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
6. Absent the expense limitation described under footnote number 2 above, "Total Operating Expenses" would be 1.05%, 1.70% and 1.70%, for Class A, Class B and Class C shares, respectively.



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                               Example of Expenses

         An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

         Period                  Class A        Class B             Class C(3)
         ------                  -------        -------            -----------
                                                    (1)                    (1)

          1 year..............    $57         $56      $16         $26     $16
          3 years.............     76          80       50          50      50
          5 years.............     97         107       87          87      87
         10 years.............    158         172(2)   172(2)      189     189
-----------------------------
1.    Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.
3. Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1% CDSC.

         The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                        * * *


      Page 9 of the Prospectus is revised to disclose that, effective April 1, 1997, the Adviser has voluntarily agreed to reduce the Fund's management fee to 0.30% of the Fund's average daily net assets for an indefinite period of time. This arrangement may be revised or terminated at any time without notice to shareholders.

                       The date of this  Supplement  is April 1, 1997.